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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 8, 2008

               (Date of Earliest Event Reported: October 8, 2008)

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                                  RADNET, INC.
             (Exact name of registrant as specified in its Charter)

           New York                        0-19019               13-3326724
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c) )

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ITEM  8.01.  OTHER EVENTS

         On October 8, 2008, we issued a press release announcing our quarterly conference call to discuss the results for the quarter ended September 30, 2008 and reaffirmed our fiscal 2008 guidance. The information contained in the press release is attached hereto as Exhibit 99.1.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit Number         Description of Exhibit
         --------------         ----------------------

             99.1               Press Release dated October 8, 2008

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 2008                RADNET, INC.


                                      By: /s/ Howard G. Berger, M.D.
                                          --------------------------
                                          Howard G. Berger, M.D.
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX


99.1              Press Release



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